Scudder Horizon Plan

                                       Offered by

                         Charter National Life Insurance Company
                                       through the
                        Charter National Variable Annuity Account

                            Supplement Dated August 20, 1999
                                         to the
                              Prospectus Dated May 1, 1999

     On July 1, 1999 Allstate Life Insurance Company announced that it had purchased Charter National Life Insurance Company from Leucadia National Corporation. As a result of this transaction, we have made the following changes to your prospectus:

     The last paragraph on page 10 under the heading "Charter National Life Insurance Company" and the first paragraph on page 11 under the heading "Purchase Agreement with Allstate" have been deleted and replaced with:

          On July 1, 1999, Charter became a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate"), a stock life insurance company incorporated under the laws of Illinois. Charter was previously a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"). Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. The Allstate Corporation owns all of the outstanding capital stock of Allstate Insurance Company.

The first sentence in the last paragraph on page 11 under the heading "Services Agreements with Allstate" has been deleted.

                                      * * *

                This Supplement must be read in conjunction with
                               the Prospectus for
         the Charter National Variable Annuity Account dated May 1, 1999